SUMMARY PROSPECTUS

Lord Abbett Health Care Fund

MARCH 1, 2020

CLASS/TICKER
CLASS A	LHCAX	CLASS I	LHCIX	CLASS R5	LHCTX
CLASS C	LHCCX	CLASS R2	N/A	CLASS R6	LHCVX
CLASS F	LHCFX	CLASS R3	LHCQX
CLASS F3	LHCOX	CLASS R4	LHCSX

Important Information:

Intent to adopt alternate shareholder report delivery
option under SEC Rule 30e-3

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, investment advisor or bank. Instead, the reports will be made available on Lord Abbett’s website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing into your Lord Abbett online account at lordabbett.com and selecting “Log In.” For further information, you may also contact the Fund at (800) 821-5129. Shareholders who hold accounts through a financial intermediary should contact them directly.

You may elect to receive all future reports in paper free of charge by contacting the Fund at (800) 821-5129. Your election to receive reports in paper will apply to all funds held with Lord Abbett. If your fund shares are held through a financial intermediary please contact them directly. Your election applies to all funds held with that intermediary.

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund at www.lordabbett.com/documentsandliterature. You can also get this information at no cost by calling 888-522-2388 (Option #2) or by sending an email request to literature@lordabbett.com. The current prospectus and statement of additional information dated March 1, 2020 as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 232 of the prospectus, Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the statement of additional information (“SAI”).

Shareholder Fees(1) (Fees paid directly from your investment)
Class	A	C	F, F3, I, R2, R3, R4, R5, and R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(2)	1.00%(3)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	A	C	F	F3	I
Management Fees	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.10%	None	None
Other Expenses	8.13%	8.13%	8.13%	8.05%	8.13%
Total Annual Fund Operating Expenses	9.00%	9.75%(4)	8.85%(4)	8.67%(4)	8.75%(4)
Fee Waiver and/or Expense Reimbursement(5)	(7.97)%	(7.97)%	(8.07)%(6)	(7.97)%	(7.97)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	1.03%	1.78%	0.78%	0.70%	0.78%

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Annual Fund Operating Expenses (continued)
(Expenses that you pay each year as a percentage of the value of your investment)
Class	R2	R3	R4	R5	R6
Management Fees	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and Service (12b-1) Fees	0.60%	0.50%	0.25%	None	None
Other Expenses	8.13%	8.13%	8.13%	8.13%	8.05%
Total Annual Fund Operating Expenses	9.35%(4)	9.25%(4)	9.00%(4)	8.75%(4)	8.67%(4)
Fee Waiver and/or Expense Reimbursement(5)	(7.97)%	(7.97)%	(7.97)%	(7.97)%	(7.97)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	1.38%	1.28%	1.03%	0.78%	0.70%
(1)	A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.
(2)	A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.
(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(4)	These amounts have been updated from fiscal year amounts to reflect current fees and expenses.
(5)	For the period from July 26, 2019 through February 28, 2021, Lord, Abbett & Co. LLC (“Lord Abbett”) has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any applicable 12b-1 fees, acquired fund fees and expenses, interest-related expenses, taxes, expenses related to litigation and potential litigation, and extraordinary expenses, to an annual rate of 0.70% for each of Class F3 and R6 shares and to an annual rate of 0.78% for each other class. This agreement may be terminated only by the Fund’s Board of Trustees.
(6)	For the period from July 26, 2019 through February 28, 2021, Lord Abbett Distributor LLC (“Lord Abbett Distributor”) has contractually agreed to waive the Fund’s 0.10% Rule 12b-1 fee for Class F shares. This agreement may be terminated only by the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Class	If Shares Are Redeemed				If Shares are not Redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$674	$2,368	$3,929	$7,317	$674	$2,368	$3,929	$7,317
Class C Shares	$281	$2,099	$3,840	$7,517	$181	$2,099	$3,840	$7,517
Class F Shares	$80	$1,854	$3,494	$7,074	$80	$1,854	$3,494	$7,074
Class F3 Shares	$72	$1,814	$3,432	$6,983	$72	$1,814	$3,432	$6,983
Class I Shares	$80	$1,836	$3,463	$7,025	$80	$1,836	$3,463	$7,025
Class R2 Shares	$140	$1,995	$3,691	$7,327	$140	$1,995	$3,691	$7,327
Class R3 Shares	$130	$1,969	$3,654	$7,279	$130	$1,969	$3,654	$7,279
Class R4 Shares	$105	$1,902	$3,559	$7,154	$105	$1,902	$3,559	$7,154
Class R5 Shares	$80	$1,836	$3,463	$7,025	$80	$1,836	$3,463	$7,025
Class R6 Shares	$72	$1,814	$3,432	$6,983	$72	$1,814	$3,432	$6,983

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the period from July 26, 2019 (commencement of operations) to October 31, 2019, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and equity-related securities of health care-related companies. The Fund considers health care-related companies to be those companies that operate in, or are related to, the major subsectors of the health care sector, including pharmaceuticals, biotechnology, health care technology, life sciences tools and services, health care equipment and supplies, and health care providers and services. The Fund’s allocation among these areas will vary based on the portfolio management team’s outlook for the particular subsector and the health care sector overall. The Fund normally invests at least 25% of its total assets, in the aggregate, in the following industry groups: health care equipment and services and pharmaceuticals, biotechnology, and life sciences. The Fund may invest in the securities of issuers of different countries throughout the world, including the United States.

The Fund’s portfolio management team utilizes bottom-up fundamental research to identify health care-related companies where the long term earnings growth potential is underestimated. In identifying investments for the Fund, the portfolio management team evaluates the health care industry and regulatory conditions and seeks to invest in securities the portfolio management team believes have favorable reward-to-risk characteristics. In making investment decisions, the portfolio management team utilizes the information provided by, and the expertise of, Lord

SUMMARY – Health Care Fund

Abbett’s equity research analysts in combination with insights from Lord Abbett’s credit research analysts. The investment team may also consider environmental, social, and governance (ESG) factors in investment decisions. The Fund may engage in active and frequent trading of its portfolio securities.

Equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, other instruments convertible or exercisable into the foregoing, and other investments with similar economic characteristics.

The Fund may invest in U.S. and non-U.S. (including emerging market) companies, the securities of which may be traded on U.S. or non-U.S. securities exchanges (or may not be traded on any securities exchange), may be denominated in the U.S. dollar or other currencies, and may include American Depositary Receipts (“ADRs”) and other similar depositary receipts. The Fund also may invest in supranational organizations. The Fund has no geographical limitations on investments or any limit on the amount of assets that may be invested in any single country.

The Fund may invest in corporate debt securities of U.S. issuers and non-U.S. (including emerging market) issuers. The Fund also may invest in various types of structured securities, including, but not limited to, participation notes and structured notes to gain exposure to certain securities, currencies, or markets.

Consistent with its investment objective and policies, the Fund may invest in derivatives. The Fund may use derivatives for risk management purposes, including to hedge against a decline in the value of certain investments and to adjust the investment characteristics of its portfolio. The Fund also may invest in derivatives for non-hedging purposes to increase its investment return or income. For example, the Fund may manage cash by investing in futures or other derivatives that provide efficient short-term investment exposure to broad equity markets. Some examples of the types of derivatives in which the Fund may invest are forward contracts, futures, options, and swap agreements.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in

SUMMARY – Health Care Fund

the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•	Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

•	Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

•	Health Care Sector Risk: The Fund is subject to the risks faced by companies in the health care sector, including companies in the health care equipment and services industry and the pharmaceuticals, biotechnology, and life sciences industry. Investments in companies in the health care sector are subject to the general risks associated with the health care sector, including new or anticipated legislative actions and changes in government regulations, restrictions, funding or subsidies, dependence on patents and intellectual property rights, expenses and losses from litigation based on product liability and similar claims, industry and pricing competition that may result in price discounting, long and costly processes for obtaining new product approval by the U.S. Food and Drug Administration (the “FDA”), extensive research and development, marketing, and sales costs, thin capitalization, and limited product lines, markets, financial resources, or personnel, and rapid technological change and potential for product obsolescence. In addition to the general risks associated with the Fund’s investments in the broader health care sector, the Fund is also subject to specific risks associated with its investments in companies in the health care equipment and services industry and the pharmaceuticals, biotechnology, and life science industry, which are discussed in more detail below.

•	Health Care Equipment and Services Industry Risk – The Fund is subject to the risks faced by companies in the health care equipment and services industry. In addition to the risks associated with the health care sector overall, companies in this industry, including health care providers, may have difficulty obtaining staff to deliver services and may be subject to an increased emphasis on the delivery of health care through outpatient services. Further, competition is high among health care equipment companies and can be significantly affected by extensive government regulation or government reimbursement for medical expenses. Health care equipment also may be subject to extensive litigation based on malpractice claims, product liability claims, or other litigation.

•	Pharmaceuticals, Biotechnology and Life Sciences Industry Risk – The Fund is subject to the risks faced by companies in the pharmaceuticals,

SUMMARY – Health Care Fund

biotechnology, and life sciences industry. In addition to the risks associated with the health care sector overall, companies in this industry face the risks of new technologies and competitive pressures and regulations and restrictions imposed by the FDA, the U.S. Environmental Protection Agency, state and local governments, and foreign regulatory authorities. Also, stock prices of biotechnology companies may be volatile, particularly when their products are up for regulatory approval or under regulatory scrutiny.

•	Concentration Risk: Because the Fund invests a significant portion of its assets in securities issued by companies in the financial services industry, developments affecting this industry may have a disproportionate impact on the Fund. Interest rate risk, credit risk, and the risk of regulatory changes in the financial services industry, among other risks, may have a negative effect on companies in the financial services industry.

•	New Fund Risk: The Fund is newly organized. There can be no assurance that the Fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, the Fund’s gross expense ratio may fluctuate during its initial operating period because of the Fund’s relatively smaller asset size and, until the Fund achieves sufficient scale, a Fund shareholder may experience proportionally higher Fund expenses than would be experienced by shareholders of a fund with a larger asset base.

•	Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

•	Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because

SUMMARY – Health Care Fund

such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

•	Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

•	Structured Securities Risk: Investments in structured securities, which are a type of instrument designed to offer a return linked to particular underlying securities, currencies, or markets, involve the same risks associated with direct investments in the underlying securities or instruments they seek to replicate, as well as additional risks. For example, the Fund is subject to the risk that the issuer or the counterparty of the structured security may be unable to perform under the terms of the instrument, or may disagree as to the meaning or application of such terms. In addition, there can be no assurance that the structured securities will trade at the same price or have the same value as the underlying securities or instruments. The secondary markets on which the structured securities are traded may be less liquid than the market for other securities, or may be completely illiquid. Therefore, the Fund may be exposed to the risks of mispricing or improper valuation.

•	Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•	Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

SUMMARY – Health Care Fund

•	Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•	Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

•	The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

•	The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

•	The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

•	The risk that there may not be a liquid secondary trading market for the derivative, or that the Fund may otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

•	The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could

SUMMARY – Health Care Fund

suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

•	Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

•	High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income when distributed to shareholders.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

This prospectus does not show performance information for the Fund because the Fund is recently organized and has not completed a full calendar year of performance since it commenced operations on July 26, 2019. Performance for the Fund, which provides some indication of the risks of investing in the Fund, will vary from year to year. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

Portfolio Managers.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Devesh Karandikar, Portfolio Manager	2019
Matthew R. DeCicco, Managing Director and Portfolio Manager	2019

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PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments
Class	A and C(1)	F, F3, R2, R3, R4, R5, and R6	I
General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million/No minimum
Invest-A-Matic Accounts(2)	$250/$50	N/A	N/A
IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A
Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

(1) There is no investment minimum for Class A shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

(2) There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary on any business day the Fund calculates its net asset value (“NAV”). If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gains or a combination of the two, unless you are a tax-exempt investor or investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Any withdrawals from such a tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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Investment Company Act File Number: 811-07538

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